                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 2004 (MAY 17, 2004)
                                                    ---------------------------


                      ALLIED HEALTHCARE INTERNATIONAL INC.
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


           1-11570                                    13-3098275
---------------------------------     ------------------------------------------
  (COMMISSION FILE NUMBER)               (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
          -------------------------------------------------------------
          (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
           ----------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



       -------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.           OTHER EVENTS.

         On May 17, 2004, Allied Healthcare International Inc. issued a press release announcing that it had filed a registration statement with the Securities and Exchange Commission relating to a proposed public offering of its common stock. A copy of the press release is attached to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS


         (c)      Exhibits

         99.1     Press release dated May 17, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004

                                   ALLIED HEALTHCARE INTERNATIONAL INC.


                                   By:       /s/ Charles F. Murphty
                                             ----------------------------------
                                             Name: Charles F. Murphy
                                             Title:   Chief Financial Officer